UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2003

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495-8036 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (715) 424-3636

Item 5.  Other Events and Regulation FD Disclosure.

On July 16, 2003, Renaissance Learning, Inc. (the “Company”) issued a press release announcing certain changes in executive management.  A copy of the July 16, 2003 press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1 99.2 99.3	Press Release dated July 16, 2003 (relating to management changes) Press Release dated July 16, 2003 (with second quarter 2003 financials) Transcript of Investor Conference Call on July 16, 2003

Item 9.  Regulation FD Disclosure.

The following information is being provided under Item 12 of Form 8-K, in accordance with procedural guidelines published by the SEC in Release No. 34-47583 (March 27, 2003):

On July 16, 2003, the Company issued a press release regarding financial results for the second quarter of 2003.  On the same date, the Company held a conference call, which was open to the public, to discuss these results.  A copy of the July 16, 2003 press release and a transcript of the related conference call are attached hereto as exhibits and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 16, 2003

RENAISSANCE LEARNING, INC.

By:

/s/ Steven A. Schmidt

Steven A. Schmidt

Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2 99.3	Press Release dated July 16, 2003 (relating to management changes) Press Release dated July 16, 2003 (with second quarter 2003 financials) Transcript of Investor Conference Call on July 16, 2003